                                                            EXHIBIT (a)(1)(viii)

                              RENT-A-CENTER, INC.
                         AMENDED LETTER OF TRANSMITTAL
                                 FOR TENDER OF
                   UP TO 2,200,000 SHARES OF ITS COMMON STOCK
             AT AN INCREASED PURCHASE PRICE NOT GREATER THAN $73.00
                         NOR LESS THAN $67.00 PER SHARE
                       PURSUANT TO THE OFFER TO PURCHASE
                        DATED APRIL 28, 2003, AS AMENDED
                             CUSIP NO. 76009N 10 0

THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, JUNE 19, 2003, UNLESS THE TENDER OFFER IS EXTENDED.

                    The Depositary for the tender offer is:

                          MELLON INVESTOR SERVICES LLC

       By Hand Delivery:            By Overnight Delivery:                 By Mail:
   120 Broadway, 13th Floor           85 Challenger Road                P. O. Box 3301
   New York, New York 10271            Mail Drop-Reorg.                South Hackensack,
  Attn: Reorganization Dept.      Ridgefield Park, New Jersey          New Jersey 07606
                                             07660                Attn: Reorganization Dept.
                                  Attn: Reorganization Dept.

     DELIVERY OF THIS AMENDED LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO RENT-A-CENTER, INC. ("RENT-A-CENTER"), LEHMAN BROTHERS INC., THE DEALER MANAGER, OR D. F. KING & CO., INC., THE INFORMATION AGENT, WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     The Instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     STOCKHOLDERS THAT WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SHARES TO THE DEPOSITARY PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     ALL CAPITALIZED TERMS USED HEREIN, AND NOT DEFINED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE OFFER TO PURCHASE DATED APRIL 28, 2003, AS AMENDED AND SUPPLEMENTED BY THE SUPPLEMENT TO THE OFFER TO PURCHASE DATED JUNE 5, 2003 (AS THE SAME MAY BE FURTHER AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE "OFFER TO PURCHASE").

     This Amended Letter of Transmittal (this "Letter of Transmittal") is to be used only if (a) certificates for shares are to be forwarded herewith, or (b) a tender of shares is being made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

     Your attention is directed in particular to the following:

     1. If you want to retain your shares, you do not need to take any action.

     2. If you want to participate in the tender offer and wish to maximize the chance of having Rent-A-Center accept for exchange all the shares you are tendering hereby, you should check the box in the section captioned "Shares Tendered at Price Determined Under the Tender Offer" in the box entitled "Price (in Dollars) Per Share at Which Shares are Being Tendered" below and complete the other portions of this Letter of Transmittal as appropriate.

     3. If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned "Shares Tendered at Price Determined by Stockholder" in the box entitled "Price (in Dollars) Per Share at Which Shares are Being Tendered" below and complete the other portions of this Letter of Transmittal as appropriate.

     TENDERS OF SHARES, LETTERS OF TRANSMITTAL AND INSTRUCTIONS TO BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEE HOLDERS SUBMITTED IN CONNECTION WITH THE ORIGINAL OFFER TO PURCHASE ARE NO LONGER EFFECTIVE, WITH A LIMITED EXCEPTION FOR CERTAIN PARTICIPANTS IN OUR 401(K) PLAN DESCRIBED BELOW. ALL OTHER STOCKHOLDERS THAT WISH TO PARTICIPATE IN THE TENDER OFFER SHOULD TREAT THIS EXTENSION AS A NEW TENDER OFFER, WHETHER OR NOT THEY WISH TO MAKE ANY CHANGE IN THEIR PREVIOUS INSTRUCTIONS. PARTICIPANTS IN OUR 401(K) PLAN THAT SPECIFIED ON THE YELLOW TRUSTEE DIRECTION FORM THAT THEY ARE WILLING TO SELL THE SHARES IN THEIR 401(K) PLAN ACCOUNT TO US AT THE PRICE DETERMINED BY US IN THE TENDER OFFER, AND THAT DO NOT WISH TO CHANGE THAT DIRECTION, DO NOT NEED TO TAKE ANY ACTION IN RESPONSE TO THE SUPPLEMENT.

     THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the Information Agent or Dealer Manager and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent, whose respective addresses and telephone numbers appear at the end of this Letter of Transmittal. See Instruction 13.

     List below the certificate numbers and number of shares to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers tendered on a separately executed and signed schedule and affix the schedule to this Letter of Transmittal. The names and addresses of the holders should be printed exactly as they appear on the certificates representing the shares tendered hereby. The shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF SHARES TENDERED
                                              (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES) OF
            REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                      DESCRIPTION OF SHARES TENDERED
     APPEAR(S) ON SHARE CERTIFICATE(S))                   (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL NUMBER
                                                      SHARE                 OF SHARES                  NUMBER
                                                   CERTIFICATE             EVIDENCED BY               OF SHARES
                                                    NUMBER(S)*        SHARE CERTIFICATE(S)*          TENDERED**
                                               -----------------------------------------------------------------------

                                                  -----------------------------------------------------------------

                                                  -----------------------------------------------------------------

                                                  -----------------------------------------------------------------

                                                  -----------------------------------------------------------------

                                                                                               Total:
----------------------------------------------------------------------------------------------------------------------
Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration.***
Attach additional signed schedule if necessary. See Instruction 10.
----------------------------------------------------------------------------------------------------------------------
1st                     2nd                    3rd                   4th                       5th
----------------------------------------------------------------------------------------------------------------------
  * DOES NOT need to be completed by stockholders tendering shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the
    Depository are being tendered hereby.
*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 10.
----------------------------------------------------------------------------------------------------------------------

                               METHOD OF DELIVERY

   [ ] Check here if certificates for tendered shares are enclosed herewith.

                                   BOOK-ENTRY

   [ ] Check here if tendered shares are being delivered by book-entry transfer to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following:

      Name of Tendering Institution

   -----------------------------------------------------------------------------

      Account No.
   --------------------------------------------------------------------------

      Transaction Code No.
   --------------------------------------------------------------------------

                        LOST OR DESTROYED CERTIFICATE(S)

        If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. STOCKHOLDERS ARE REQUESTED TO CONTACT THE DEPOSITARY IMMEDIATELY IN ORDER TO PERMIT TIMELY PROCESSING OF THIS DOCUMENTATION. SEE INSTRUCTION 16.

                                    ODD LOTS
                              (SEE INSTRUCTION 9)

        To be completed ONLY if shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on June 5, 2003, and who continues to own, beneficially or of record, as of the expiration date, an aggregate of fewer than 100 shares. The undersigned either (CHECK ONE BOX):

   [ ] is the beneficial or record owner of an aggregate of fewer than 100 shares (not including any shares held in Rent-A-Center's 401(k) Plan), all of which are being tendered; or

   [ ] is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of those shares.

       In addition, the undersigned is tendering shares either (CHECK ONE
       BOX):

   [ ] at the purchase price, as the same shall be determined by Rent-A-Center in accordance with the terms of the tender offer (persons checking this box need not indicate the price per share below); or

   [ ] at the price per share indicated under the caption "Shares Tendered at Price Determined by Stockholder" in the box entitled "Price (in Dollars) Per Share at Which Shares are Being Tendered" below.

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

To Mellon Investor Services LLC:

     The undersigned hereby tenders to Rent-A-Center the above-described shares of Rent-A-Center common stock, $0.01 par value per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, on the terms and subject to the conditions set forth in the Offer to Purchase, as amended by the Supplement, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which, as amended or supplemented from time to time, together constitute the tender offer.

     Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Rent-A-Center all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the tender offer to or upon the order of Rent-A-Center and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (with full knowledge that the Depositary also acts as the agent of Rent-A-Center) with respect to such shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (a) deliver certificate(s) representing such shares or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Rent-A-Center upon receipt by the Depositary, as the undersigned's agent, of the aggregate purchase price with respect to such shares;

          (b) present certificates for such shares for cancellation and transfer on Rent-A-Center's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the tender offer.

     The undersigned hereby covenants, represents and warrants to Rent-A-Center that:

          (a) the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares of Rent-A-Center common stock or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Exchange Act, and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

          (b) when and to the extent Rent-A-Center accepts the shares for purchase, Rent-A-Center will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or Rent-A-Center to be necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

          (d) the undersigned agrees to all of the terms of the tender offer.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate location in the "Description of Shares Tendered" box above. The price at which such shares are being tendered should be indicated by completing the appropriate portions of the box entitled "Price (in Dollars) Per Share at Which Shares are Being Tendered" below.

     The undersigned understands that Rent-A-Center will, on the terms and subject to the conditions of the tender offer, determine a single per share purchase price, not greater than $73.00 per share nor less than $67.00 per share, that it will pay for shares properly tendered and not properly withdrawn prior to the expiration date in the tender offer, taking into account the number of shares so tendered and the prices (in multiples of $0.25) specified by tendering stockholders. The undersigned understands that Rent-A-Center will select the lowest purchase price that will allow it to buy 2,200,000 shares, or such lesser number of shares as are properly tendered and not properly withdrawn, at prices not greater than $73.00 per share nor less than $67.00 per share, in the tender offer, subject to its right to increase the total number of shares purchased to the extent permitted by law. The undersigned understands that all shares properly tendered prior to the expiration date at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, without interest, on the terms and subject to the conditions of the tender offer, including its proration provisions, and that Rent-A-Center will return at its expense all other shares, including shares tendered at prices greater than the purchase price and not properly withdrawn prior to the expiration date and shares not purchased because of proration.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Rent-A-Center may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. In such event, the undersigned understands that certificate(s) for any shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Rent-A-Center has no obligation under the "Special Payment Instructions" box below to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Rent-A-Center purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of shares by Rent-A-Center for payment will constitute a binding agreement between the undersigned and Rent-A-Center on the terms and subject to the conditions of the tender offer. The undersigned acknowledges that no interest will be paid on the purchase price for tendered shares regardless of any extension of the tender offer or any delay in making such payment.

     The check for the aggregate net purchase price for such of the tendered shares as are purchased by Rent-A-Center will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)

(1)  SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER

     By checking the box below INSTEAD OF ONE OF THE BOXES UNDER "Shares Tendered at Price Determined by Stockholder," the undersigned hereby tenders shares at the purchase price, as the same shall be determined by Rent-A-Center in accordance with the terms of the tender offer.

     [ ] I want to maximize the chance of having Rent-A-Center accept for purchase all of the shares that I am tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, I hereby tender shares at, and am willing to accept, the purchase price determined by Rent-A-Center in accordance with the terms of the tender offer and resulting from the tender offer process. This action may have the effect of lowering the purchase price and could result in receiving a price per share as low as $67.00 per share.

                                       OR

(2)  SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

     By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER "Shares Tendered at Price Determined Under the Tender Offer," the undersigned hereby tenders shares at the purchase price checked. This action could result in none of the shares being purchased if the purchase price determined by Rent-A-Center for the shares is less than the purchase price checked below. A stockholder who desires to tender shares at more than one purchase price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one purchase price.

                      [ ] $67.00       [ ] $68.25       [ ] $69.50       [ ] $70.75       [ ] $72.00
                      [ ] $67.25       [ ] $68.50       [ ] $69.75       [ ] $71.00       [ ] $72.25
                      [ ] $67.50       [ ] $68.75       [ ] $70.00       [ ] $71.25       [ ] $72.50
                      [ ] $67.75       [ ] $69.00       [ ] $70.25       [ ] $71.50       [ ] $72.75
                      [ ] $68.00       [ ] $69.25       [ ] $70.50       [ ] $71.75       [ ] $73.00

     CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF SHARES.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 6)

     A stockholder may tender shares subject to the condition that a specified minimum number of the stockholder's shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless Rent-A-Center purchases the minimum number of shares indicated below in the tender offer, none of the shares tendered by such stockholder will be purchased. It is the responsibility of the tendering stockholder to calculate that minimum number of shares that must be purchased if any are purchased, and Rent-A-Center urges stockholders to consult their own tax advisors before completing this section. Unless the box below has been checked and a minimum specified, the tender will be deemed unconditional.

[ ] MINIMUM NUMBER OF SHARES THAT MUST BE PURCHASED, IF ANY ARE PURCHASED:

                        ------------------------ SHARES.

     If, because of proration, the minimum number of shares designated will not be purchased, Rent-A-Center may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked the box below.

[ ] THE TENDERED SHARES REPRESENT ALL SHARES HELD BY THE UNDERSIGNED.

                            PLEASE SIGN ON THIS PAGE
                 (TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
     REGARDLESS OF WHETHER SHARES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the registered holder(s) of the shares exactly as their name(s) appear(s) on certificate(s) for the shares or, if tendered by a DTC participant, exactly as such participant's name appears on a security position listing as the owner of the shares, or by a person or persons authorized to become a registered holder or registered holders by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Rent-A-Center of such person's authority to so act. See Instruction 7.

     IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S) OF THE SHARES, THEN THE REGISTERED HOLDER(S) MUST SIGN A PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE CONSENT PROXY SHOULD ACCOMPANY THIS LETTER OF TRANSMITTAL.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Dated:
--------------------------------------------- , 2003

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
-------------------------------------------------------------------------------

Tax Identification or Social Security No.:
---------------------------------------------------------------------

           IMPORTANT: COMPLETE FORM W-9 HEREIN OR APPLICABLE FORM W-8

                    SIGNATURE GUARANTEE (SEE INSTRUCTION 1)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

Dated:
--------------------------------------------- , 2003

                                SPECIAL PAYMENT

                                  INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 7, 8 AND 11)

     To be completed ONLY if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue:  [ ] Share Certificate(s)  [ ] Check
                             (CHECK AS APPLICABLE)

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
(Such person(s) must properly complete the Form W-9 herein, a Form W-8BEN, or a
                          Form W-8ECI, as applicable)
Credit unpurchased shares by book-entry to the DTC account set forth below:

------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

Number of Account Party:

------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 7 AND 11)

  To be completed ONLY if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price, issued in the name of the undersigned, are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated above.

Deliver:  [ ] Share Certificate(s)  [ ] Check
                             (CHECK AS APPLICABLE)

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                  INSTRUCTIONS
          FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

     1. Guarantee of Signatures.  No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder and such registered holder has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above; or

          (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act, each of the foregoing entities referred to as an "Eligible Institution."

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 7.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed only if certificates for shares are delivered with it to the Depositary or if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the expiration date. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     Rent-A-Center will not accept any alternative or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s) thereof, unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

     5. Indication of Price at Which Shares are Being Tendered. For shares to be properly tendered, the stockholder MUST complete the box entitled "Price (in Dollars) Per Share at Which Shares are Being Tendered" by either (1) checking the box in the section captioned "Shares Tendered at Price Determined Under the Tender Offer" in order to maximize the chance of having Rent-A-Center purchase all of the shares tendered (subject to the possibility of proration) or (2) checking the box indicating the price per share at which such holder is tendering shares under "Shares Tendered at Price Determined by Stockholder." Selecting option (1) could result in the stockholder receiving a price per share as low as $67.00. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender a portion(s) of such stockholder's share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's shares. To obtain additional copies of this Letter of Transmittal, contact the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. The same shares cannot be tendered more than once, unless previously tendered shares are properly withdrawn as provided in Section 4 of the Offer to Purchase.

     6. Conditional Tenders. As described in Section 3 and Section 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If Rent-A-Center is to purchase less than all of the shares tendered before the expiration date and not properly withdrawn, the Depositary will perform a preliminary proration, and any shares tendered at or below the purchase price pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered shares are subsequently selected by random lot for purchase subject to Sections 3 and 6 of the Offer to Purchase. CONDITIONAL TENDERS WILL BE SELECTED BY RANDOM LOT ONLY FROM STOCKHOLDERS WHO TENDER ALL OF THEIR SHARES. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of shares to be purchased to fall below 2,200,000 then, to the extent feasible, Rent-A-Center will select enough of such conditional tenders that would otherwise have been so withdrawn to permit Rent-A-Center to purchase 2,200,000 shares. In selecting among such conditional tenders, Rent-A-Center will select by random lot and will limit its purchases in each case to the designated minimum number of shares to be purchased.

     All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The conditional tender alternative is made available so that a stockholder may assure that the purchase of shares from the stockholder pursuant to the tender offer will be treated as a sale of the shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult with his or her own tax advisor. See Section 14 of the Offer to Purchase.

     Any tendering stockholder wishing to make a conditional tender must calculate and appropriately indicate such minimum number of shares. Odd lot shares, which will not be subject to proration, cannot be conditionally tendered.

     7. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsement(s) of certificate(s) representing such shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof. SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, such certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to Rent-A-Center of his authority so to act.

     8. Stock Transfer Taxes. Except as provided in this Instruction 8, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. Rent-A-Center will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the tender offer. If, however, either:

          (a) payment of the purchase price for shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or

          (b) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

          (c) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

     then the Depositary will deduct from such purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

     9. Odd Lots. As described in Section 1 of the Offer to Purchase, if Rent-A-Center is to purchase fewer than all shares tendered before the expiration date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares (not including any shares held in Rent-A-Center's 401(k) Plan), and who tenders all of such holder's shares at or below the purchase price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

     10. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Section 1 and Section 14 of the Offer to Purchase.

     11. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 7.

     12. Irregularities. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Rent-A-Center in its sole discretion, which determination shall be final and binding on all parties. Rent-A-Center reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Rent-A-Center's counsel, be unlawful. Rent-A-Center also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder, and Rent-A-Center's interpretation of the terms of the tender offer, including these Instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by Rent-A-Center. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Rent-A-Center shall determine. None of Rent-A-Center, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     13. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, and other related materials may be obtained from, the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact the Dealer Manager at its address and telephone number set forth on the back cover of this Letter of Transmittal or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

     14. Important Tax Information and Substitute Form W-9. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a stockholder or other payee pursuant to the tender offer must be withheld and remitted to the United States Internal Revenue Service ("IRS") unless the stockholder or other payee provides its taxpayer identification number ("TIN") (employer identification number or social security number) to the Depositary (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the tendering stockholder also may be subject to penalties imposed by the IRS. The box in Part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to payment, the Depositary will withhold 28% on all such payments. If the tendering stockholder provides the Depositary with a certified TIN within 60 days, the amount withheld shall be refunded by the Depositary. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, all corporations and certain Non-United States Holders (as defined below)) are not subject to these backup withholding requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that stockholder's exempt status. Such statement can be obtained from the Depositary.

     15. Withholding on Non-United States Holder. Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such holder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-United States Holder's conduct of a trade or business within the United States. For this purpose, a "Non-United States Holder" is any stockholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and
(b) one or more United States persons have the authority to control all of the substantial decisions of the trust, or certain trusts considered United States persons for federal income tax purposes. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or other applicable IRS Form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. The Depositary will determine a stockholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

     NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

     16. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate(s) representing shares has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify the Depositary and indicate the number of shares so lost, stolen, destroyed or mutilated. Such stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. A bond may be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. Stockholders may contact the Depositary to expedite such process.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THIS LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------------------------------------
                                      PAYER'S NAME: RENT-A-CENTER, INC.
--------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE     ----------------------------
                                 BOX TO THE RIGHT AND CERTIFY BY SIGNING AND  Social Security Number(s)
 FORM W-9                        DATING BELOW.
                                                                              OR------------------------
                                                                              Federal Employer
                                                                              Identification Number(s)
                                ------------------------------------------------------------------------------
                                 PART 2 -- Certification -- Under penalties of perjury, I certify that:
 DEPARTMENT OF THE
 TREASURY INTERNAL               (1) The number shown on this form is my correct taxpayer identification
 REVENUE SERVICE                 number (or I am waiting for a number to be issued for me), and
 PAYER'S REQUEST FOR             (2) I am not subject to backup withholding because: (a) I am exempt from
 TAXPAYER IDENTIFICATION         backup withholding, or (b) I have not been notified by the Internal Revenue
 NUMBER ("TIN") AND                  Service (IRS) that I am subject to backup withholding as a result of a
 CERTIFICATIONS                      failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                 Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                ------------------------------------------------------------------------------
                                 Name
                                 --------------------------------------------------------------------------
                                 Address (Include Zip Code)
                                 --------------------------------------------------------------------------
                                 Signature
                                 --------------------------------------------------------------------------
                                 Date
                                 ------------------------------------------------------------
                                                                                               PART 3 --
                                                                                               Awaiting
                                                                                               TIN -- [ ]
--------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO AN OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments payable to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature
--------------------------------------------------------------------------------

Date: ----------------------------------------------------------------- , 2003

                      The Information Agent for the Offer:

                             D. F. KING & CO., INC.
                                 48 WALL STREET
                               NEW YORK, NY 10005
                     BANKS AND BROKERS CALL: (212) 269-5550
                   ALL OTHERS CALL TOLL FREE: (800) 431-9642

                      The Dealer Manager for the Offer is:

                                LEHMAN BROTHERS
                               745 SEVENTH AVENUE
                                   2ND FLOOR
                            NEW YORK, NEW YORK 10019
                         CALL TOLL FREE: (800) 524-4462
                             ATTENTION: KEVIN BLUM